Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Fred Montano,  Chief Executive Officer of Falcon Ridge Development, Inc.,  hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
the annual report on Form 10-Q of Falcon Ridge Development Inc., for the period ended December 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Falcon Ridge Development Inc.

Date: July 6, 2009

/s/ Fred Montano
Fred Montano the President and
Chief Executive Officer of Falcon Ridge Development, Inc.